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                                                        Perlman Option Agreement
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                                                                   EXHIBIT 10.66


                            INTERVISUAL BOOKS, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

          THIS AGREEMENT (the "Agreement") between INTERVISUAL BOOKS, INC., a California corporation (the "Company"), and Louis Perlman ("Consultant") is entered into as of the 31st day of December, 2001.

                                    RECITALS

          Pursuant to a Consulting Agreement bearing even date herewith between the Company and Consultant (the "Consulting Agreement"), the Company has agreed to grant to Consultant this option to purchase shares of the Company's common stock.

          NOW, THEREFORE, the parties hereto agree as follows:

     1. Grant. The Company hereby grants to Consultant the right to purchase up to 300,000 shares of common stock of the Company at a price of $0.63 per share (which price equals or exceeds the fair market value of the Company's common stock as of the date of this Agreement), on the terms and conditions set forth herein. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended, and is not made pursuant to any Company stock option plan. Consultant agrees that Consultant and any other person who may be entitled hereunder to exercise this option shall be bound by all terms and conditions of this Agreement.

     2.   Exercisability.

          (a) The option granted herein shall become exercisable at the following times and in the following amounts the option shall become exercisable in cumulative increments of 150,000 shares on each of (i) December 31, 2004 and
(ii) December 31, 2005.

          (b) Notwithstanding Section 2(a) above, the exercisability of option granted herein shall be subject to acceleration on the terms set forth below:

               (i) If the Company's Operating Profit (as defined below) for the year ended December 31, 2002 ("Fiscal 2002") is greater than $1,250,000, then 150,000 shares will become exercisable immediately upon the completion of the audit of the Company's financial statements for Fiscal 2002.

               (ii) If the Company's Operating Profit for the year ended December 31, 2003 ("Fiscal 2003") is greater than $1,750,000, then 150,000 shares will become exercisable immediately upon the completion of the audit of the Company's financial statements for Fiscal 2003.


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                                                        Perlman Option Agreement
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               (iii) If (A) the Company's Operating Profit for Fiscal 2002 is
          between $1,000,000 and $1,250,000, and (B) the sum of the Company's Operating Profit for Fiscal 2002 and Fiscal 2003 is greater than or equal to $3,000,000, then 150,000 shares will become exercisable immediately upon the completion of the audit of the Company's financial statements for Fiscal 2003.

               (iv) If (A) the Company's Operating Profit for Fiscal 2003 is between $1,500,000 and $1,750,000, and (B) the sum of the Company's Operating Profit for Fiscal 2002 and Fiscal 2003 is greater than or equal to $3,000,000, then 150,000 shares will become exercisable immediately upon the completion of the audit of the Company's financial statements for Fiscal 2003.

               (v) For purposes of this Section 2(b), the Company's "Operating Profit" the Company's pre-tax income determined in accordance with generally accepted accounting principles consistently applied, excluding any income or financial benefit arising from forgiveness of debt or accounts payable and any non-cash adjustments to income, for the 12 month periods ending December 31, 2002 and 2003, respectively. Notwithstanding anything herein to the contrary, the term "income or financial benefit" used above shall include, but not be limited to, the following: price concessions granted in lieu of accounts payable reductions, conversions to equity or like instruments, and all income deemed not in the ordinary course of business. To the extent that, in the opinion of the Company's independent auditors, the characterization of an income or expense item as either ordinary or extraordinary is discretionary, the final determination of its treatment shall be made by the Company's Board of Directors (the "Board").

          (c) The option granted hereunder shall lapse and expire on the seventh (7th) anniversary of the date hereof.

          (d) If Consultant does not purchase the full number of shares he is entitled to purchase in any one year, the right to purchase such shares carries over to the subsequent years during the term of this option.

          (e) Notwithstanding the foregoing, this option shall automatically become fully exercisable upon a "Change in Control of the Company," as such term is defined below. For purposes of this Agreement, a "Change in Control of the Company" shall be deemed to have occurred if:

               (i) the shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company's assets and properties; or

               (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than the Company or any



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                                                        Perlman Option Agreement
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          "person" who as of the date this Agreement is a director or officer of the Company (including any trust of such director or officer), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that the following shall not constitute a "Change in Control" of the Company:

               (iii) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

               (iv) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

               (v) upon the death of any person who as of the date of this Agreement is a director or officer of the Company, the transfer (A) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (B) by the provisions of any trust to the beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company; or

               (vi) the shareholders of the Company approve the dissolution or liquidation of the Company or a definitive agreement to merge or consolidate the Company with or into another entity in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's stock would be converted into cash, securities or other property of another entity, other than a merger of the Company in which holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before.

     3.   Exercise.

          (a) This option may be exercised on the terms and conditions contained herein by giving ten (10) days' prior written notice of exercise to the Company, specifying the number of shares to be purchased and the price to be paid therefor and by delivering a check in the amount of the purchase price payable to the Company. The purchase price may also be paid, in whole or in part, by delivery to the Company of outstanding shares of the Company's common stock previously held by the Consultant valued at "Fair Market Value". Consultant must have owned the stock to be surrendered directly for at least six months prior to tendering such stock for the exercise of the option.


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                                                        Perlman Option Agreement
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          (b)  For the purposes of this Agreement, "Fair Market Value" as of a certain date (the "Determination Date") means: (a) the closing price of a share of the Company's common stock on the principal exchange on which shares of the Company's common stock are then trading, if any, on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (b) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system,
(i) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or
(c) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the Determination Date, as determined in good faith by the Board; or (d) if the Company's stock is not publicly traded, the fair market value established in good faith by the Board.

     4. Termination of Consultant. If Consultant's services are terminated for any reason, Consultant shall have ninety (90) days following the date of termination to exercise this option, but only to the extent that this option was exercisable on such date of termination.

     5. Transferability. This option shall be transferable only by will or by the law of descent and distribution to the estate (or other personal representative) of Consultant and shall be exercisable during Consultant's lifetime only by him. Except as otherwise provided herein, any attempt at alienation, assignment, pledge, hypothecation, transfer, sale, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of this option or any right under this Agreement, shall be null and void and, at the Company's option, shall cause Consultant's rights under this Agreement to terminate.

     6. Withholding Requirements. In the event the Company determines that it is required to withhold state or Federal income taxes as a result of the exercise of this option, Consultant shall be required, as a condition to the exercise hereof, to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements.

     7. Rights as a Stockholder. Consultant, or any permitted transferee of Consultant, shall have no rights as a stockholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8 of this Agreement. This Agreement shall not confer upon Consultant any right of continued


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                                                        Perlman Option Agreement
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employment by the Company or interfere in any way in the Company's right to terminate Consultant.

     8.   Recapitalization.

          (a) Subject to any required action by stockholders, the number of shares of Common Stock covered by this option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only of common stock) or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, this option shall pertain and apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled.

          (b) The foregoing adjustments shall be made by the Board, whose determination shall be conclusive and binding on the Company and Consultant.

          (c) Except as expressly provided in this Section 8, Consultant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to this option or the exercise price thereof.

          (d) This option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     9. Securities Act and Other Regulatory Requirements. This option is not exercisable, in whole or in part, and the Company is not obligated to sell any shares of the Company's common stock subject to this option, if such exercise or sale, in the opinion of counsel for the Company, would violate the Securities Act of 1933 (or any other federal or state statutes having similar requirements) as it may be in effect at that time. Further, the Board may require as a condition of issuance of any shares under this option that Consultant furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. The certificate evidencing any shares issued pursuant to this option shall bear such restrictive legends as required by federal or state law. Further, the Board may decide, in its sole discretion, that the listing or qualification of the shares of stock subject to the option under any securities exchange requirements or under any applicable law is necessary or desirable. If such a decision is



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                                                        Perlman Option Agreement
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made, this option shall not be exercisable in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board.

     10. Effect of Exercise. Upon the exercise of all or any part of this option, the number of shares of common stock subject to the option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     11. Notices. Any notice or other communication required or permitted hereunder or by law shall be validly given or made only if in writing and delivered in person to an officer or duly authorized representative of the other party, or deposited in the United States mail, duly certified or registered, return receipt requested, postage prepaid, and addressed to the party to whom intended. If sent to the Company, it shall be addressed in care of the President, 2850 Ocean Park Boulevard, Suite 225, Santa Monica, California 90405, and if sent to Consultant, it shall be addressed to Consultant's address on file with the Company on the date of such notice. If sent by mail, notice shall be deemed given two days after deposit of such notice in the mail and in accordance with this section. Any party may from time to time, by written notice to the other, designate a different address for notice which shall be substituted for that specified above.

     12. Choice of Law; Counterparts. This Agreement, and all rights and obligations hereunder, shall be governed by the laws of the State of California. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     13. Successor. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, beneficiaries, executors and administrators.

     14. Paragraph Headings; Retainment. Paragraph headings are for convenience only and are not part of the context. This Agreement shall not obligate the Company or any affiliate to retain Consultant for any period of time nor does this Agreement constitute a contract or agreement for employment.

     15. Termination; Reservation of Shares. This Agreement shall terminate and be of no force or effect unless $1,600,000 is released to the Company at the Second Closing (as defined in the Series A Preferred Stock Purchase Agreement) between Intervisual Partners LLC and the Company dated on or about the date hereof (the "Purchase Agreement"), as provided for in the Purchase Agreement. The parties acknowledge that unless such sum is released from escrow to the Company at the Second Closing, this Agreement shall be null and void and of no further effect. In addition, the parties acknowledge that this option may not be exercised until such time as the Restated Articles (as defined in the Purchase Agreement) are filed with the California Secretary of State's Office increasing the authorized number of shares of Company common stock.




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                                                        Perlman Option Agreement
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                            [signature page follows]




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                                                        Perlman Option Agreement
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                    SIGNATURE PAGE TO NONSTATUTORY STOCK OPTION AGREEMENT

               IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                            INTERVISUAL BOOKS, INC.



                                            By:       /s/ Waldo H. Hunt
                                               --------------------------------
                                            Name:  Waldo H. Hunt
                                            Title: Chairman of the Board

                                            CONSULTANT:



                                            /s/ Louis Perlman
                                            -----------------------------------
                                            Louis Perlman

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